Exhibit 99.1

Chicken Soup for the Soul Entertainment Announces

First Quarter 2018 Results

Results In-Line with Guidance; Reiterates Outlook for 2018

Management Conference Call to Be Held at 4:30 p.m. ET Today

COS COB, CT – May 10, 2018 – Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment”) (Nasdaq: CSSE), a growing media company building online video on-demand (“VOD”) networks that provide positive and entertaining video content for all screens, today announced its financial results for the three month period ended March 31, 2018.

First Quarter 2018 and Subsequent Business Highlights

•	Total revenue of $6.0 million, in line with guidance
•	Net loss of $562,000
•	Adjusted EBITDA $1.7 million, in line with guidance
•	Expanded agreement with HomeAway® to produce a second season of the hit series “Vacation Rental Potential”
•	Secured $7.5 million in bank financing consisting of a 5-year, $5.0 million term loan and a 3-year, $2.5 million revolving credit facility

William J. Rouhana, Jr., chairman and chief executive officer, stated “Our first quarter results were in line with our expectations and consistent with the guidance we provided. We are making tremendous progress towards expanding our presence in the online VOD network space. Popcornflix, one of the largest ad-based VOD networks, grew significantly with a 31% revenue increase year-over-year. At the same time, we reached more than 620,000 subscribers on our Popcornflix YouTube channel of which 353,564 signed up in the last 12 months.”

Rouhana continued, “On the distribution side of our business, our pipeline is the most important predictor of our future results and to date, we have successfully acquired enough content to fill our pipeline through the end of the first quarter of 2019, further increasing our visibility into 2018 results. With one of the largest independently-owned libraries of filmed entertainment in the world and license agreements across all forms of media, our distribution capabilities enable direct distribution, significantly reducing third-party distribution fees, which enhances the profitability of our productions.”

Rouhana concluded, “With the expansion of our relationship with HomeAway for the production of a second season of “Vacation Rental Potential” and series that are already in the works, we have good visibility into the production side of our business. We are tracking nicely towards our full-year targets for half-hours of production, which has historically been heavily weighted towards the fourth quarter of the year. Thus far in 2018, we are encouraged by the early start to securing and identifying series that will help to reduce the impact from the seasonality of our production business.”

“We are reiterating our full-year 2018 outlook of $36.0 million in revenue and $18.0 million in Adjusted EBITDA,” said Scott W. Seaton, vice chairman. “We expect the second quarter to be softer sequentially, before our financial results begin to accelerate heading into the second half of 2018 as they have done historically.”

Q1 2018 Financial Summary

Total revenue for the three months ended March 31, 2018 was $6.0 million, which was 4.3 times the $1.4 million for the year-ago period. The increase was primarily driven by the acquisition of Screen Media in November 2017. Revenue was generated as follows:

•	Online networks, which include A Plus and Popcornflix, generated $662,000 in revenue in the first quarter of 2018 compared to $86,000 in the first quarter of 2017.
•	Television and film distribution generated $3.2 million in the first quarter of 2018.
•	Television and short-form video production generated $2.1 million in the first quarter of 2018, compared to $1.3 million in the first quarter last year.

Gross profit for the three months ended March 31, 2018 was $2.6 million, or 43.3% of total revenue, compared to $943,000, or 67% of total revenue, for the year-ago period.

Operating loss for the three months ended March 31, 2018 was $160,000 compared to an operating profit of $541,000 for the year-ago period.

Adjusted EBITDA for the three months ended March 31, 2018 was $1.7 million compared to $693,000 for the year-ago period.

As of March 31, 2018, the company had $1.8 million of cash and cash equivalents, compared to $2.2 million as of December 31, 2017.

The company had outstanding debt of $1.7 million as of March 31, 2018 compared to $1.5 million outstanding as of December 31, 2017.

The company closed on a previously announced bank financing from Patriot Bank, N.A. for $7.5 million consisting of a 5-year, $5.0 million term loan and a 3-year, $2.5 million revolving credit facility that will be used for working capital and general corporate purposes, including acquisitions. Approximately $1.7 million of the proceeds have been used to repay the company’s previous credit line which was replaced by this new credit facility.

On March 27, 2018, the company’s Board of Directors approved a $5 million share repurchase program, authorizing the company to repurchase its own outstanding common shares from time to time in open market transactions in compliance with SEC Rule 10b-18 or privately-negotiated transactions. The share repurchase program may be suspended or terminated by the Board of Directors at any time. The company has already repurchased shares under the plan and intends to repurchase more shares.

The company has filed a quarterly report on Form 10-Q with the SEC with respect to its financial results.

Full Year 2018 Outlook

For the full-year 2018, the company expects to report:

•	Revenue of approximately $36.0 million
•	Adjusted EBITDA, a non-GAAP measure, of approximately $18.0 million

For a discussion of the financial measures presented herein which are not calculated or presented in accordance with U.S. generally accepted accounting principles ("GAAP"), see "Note Regarding Use of Non-GAAP Financial Measures" below and the schedules to this press release for additional information and reconciliations of non-GAAP financial measures.

The company presents non-GAAP measures such as Adjusted EBITDA and Pro Forma Adjusted EBITDA to assist in an analysis of its business. These non-GAAP measures should not be considered an alternative to GAAP measures as an indicator of the Company's operating performance.

Conference Call Information

To participate in this event, dial approximately 5 to 10 minutes before the beginning of the call.

•	Date, Time: Thursday, May 10, 2018, 4:30 p.m. ET.

•	Toll-free: (833) 832-5128

•	International: (484) 747-6583

•	A live webcast is available at http://ir.cssentertainment.com/ under the “News & Events” tab

Conference Call Replay Information

Toll-free: (855) 859-2056

International: (404) 537-3406

Reference ID: 3396517

ABOUT CHICKEN SOUP FOR THE SOUL ENTERTAINMENT

Chicken Soup for the Soul Entertainment, Inc. is a growing media company building online video on-demand (“VOD”) networks that provide positive and entertaining video content for all screens. The company also curates, produces and distributes long- and short-form video content that brings out the best of the human spirit, and distributes the online content of its affiliate, A Plus. The company is aggressively growing its business through a combination of organic growth, licensing and distribution arrangements, acquisitions, and strategic relationships. The company is also expanding its partnerships with sponsors, television networks and independent producers. The company’s subsidiary, Screen Media, is a leading global independent television and film distribution company that owns one of the largest independently owned television and film libraries. The company also owns Popcornflix®, a popular online advertiser-supported VOD (“AVOD”) network, and four additional AVOD networks that collectively have rights to exhibit thousands of movies and television episodes. Chicken Soup for the Soul Entertainment is a subsidiary of Chicken Soup for the Soul, LLC.

NOTE REGARDING USE OF NON-GAAP FINANCIAL MEASURES

The company’s consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). It uses a non-GAAP financial measure to evaluate its results of operations and as a supplemental indicator of operating performance. The non-GAAP financial measure that is used is Adjusted EBITDA. Adjusted EBITDA (as defined below) is considered a non-GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Management believes this non-GAAP financial measure enhances the understanding of the company’s historical and current financial results and enables the board of directors and management to analyze and evaluate financial and strategic planning decisions that will directly affect operating decisions and investments. The presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by unusual or non-recurring items or by non-cash items. This non-GAAP financial measure should be considered in addition to, rather than as a substitute for, the company’s actual operating results included in its condensed consolidated financial statements.

“Adjusted EBITDA” means earnings before interest, taxes, depreciation, amortization and non-cash share-based compensation expense, and also includes the gain on bargain purchase of subsidiary and adjustments for other identified charges such as costs incurred to form the company and to prepare for the offering of its Class A common stock to the public, prior to its IPO. Identified charges also include the cost of maintaining a board of directors prior to being a publicly traded company. As the IPO has been completed, director fees will be deducted from Adjusted EBITDA going forward. Adjusted EBITDA is not an earnings measure recognized by GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, Adjusted EBITDA may not be comparable to similar measures presented by other companies. Management believes Adjusted EBITDA to be a meaningful indicator of the company’s performance that provides useful information to investors regarding its financial condition and results of operations. The most comparable GAAP measure is operating income.

A reconciliation of net loss to Adjusted EBITDA is provided in our Quarterly Report on Form 10-Q for the three months ended March 31, 2018 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Reconciliation of Unaudited Historical Results to Adjusted EBITDA.”

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks (including those set forth in the offering circular) and uncertainties which could cause actual results to differ from the forward-looking statements. The company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Investors should realize that if our underlying assumptions for the projections contained herein prove inaccurate or that known or unknown risks or uncertainties materialize, actual results could vary materially from our expectations and projections.

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INVESTOR RELATIONS	MEDIA CONTACT
James Carbonara	Kate Barrette
Hayden IR	RooneyPartners LLC
james@haydenir.com	kbarrette@rooneyco.com
(646) 755-7412	(212) 223-0561

Tables Follow

Chicken Soup for the Soul Entertainment, Inc.

Condensed Consolidated Statements of Operations

(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Revenue:
Online networks	$661,866	$86,310
Television and film distribution	3,243,147	-
Television and short-form video production	2,129,281	1,330,788
Total revenue	6,034,294	1,417,098
Less: returns and allowances	(320,349)	-
Net revenue	5,713,945	1,417,098
Cost of revenue (including $1,454,140 and $0 of non-cash
amortization of film library for the three months ended March 31,
2018 and 2017, respectively)	3,103,062	474,206
Gross profit	2,610,883	942,892
Operating expenses:
Selling, general and administrative (including $254,195 and $132,785 of non-cash share-based compensation expense for the three months
ended March 31, 2018 and 2017, respectively)	2,199,247	260,008
Management and license fees	571,395	141,710
Total operating expenses	2,770,642	401,718
Operating (loss) income	(159,759)	541,174
Interest income	161	6
Interest expense (1)	(21,555)	(475,826)
Acquisition-related costs	(45,300)	-
(Loss) income before income taxes	(226,453)	65,354
Provision for income taxes	336,000	199,000
Net loss	$(562,453)	$(133,646)
Net loss per common share:
Basic net loss per common share	$(0.05)	$(0.01)
Diluted net loss per common share	$(0.05)	$(0.01)
Weighted average basic shares outstanding	11,609,992	9,066,034
Weighted average diluted shares outstanding	11,609,992	9,066,034

See accompanying notes to unaudited condensed consolidated financial statements.

(1)	Includes $0 and $385,087 of non-cash amortization of debt discount and deferred financing costs for the three months ended March 31, 2018 and 2017, respectively.

Adjusted EBITDA
	Three Months Ended March 31,
	2018	2017
Net loss as reported	$(562,453)	$(133,646)
Provision for income taxes	336,000	199,000
Interest expense, net of interest income (a)	21,394	475,820
Film library amortization, included in cost of revenue (non-cash)	1,454,140	-
Share-based compensation expense	254,195	132,785
Acquisition-related costs and consulting fees, related to Screen Media	95,300	-
Reserve for bad debts	87,632	-
Amortization of leasehold improvements	13,033	-
Organization costs and directors costs (b)	-	18,750
Adjusted EBITDA	$1,699,241	$692,709

(a)	Includes non-cash amortization of debt discounts and amortization of deferred financing costs of $0 and $385,087 for the three months ended March 31, 2018 and 2017, respectively.

(b)	For the three months ended March 31, 2017, this includes costs incurred to form our Company and to prepare for the offering of our common stock to the public. This includes costs of maintaining a board of directors prior to being a publicly traded company.

Chicken Soup for the Soul Entertainment, Inc.

Condensed Consolidated Balance Sheets

	March 31,	December 31,
	2018	2017
	(unaudited)
ASSETS
Cash and cash equivalents	$1,751,689	$2,172,046
Accounts receivable, net	8,432,155	8,058,352
Prepaid expenses	239,637	228,145
Inventory, net	317,203	368,964
Intangible asset - video content license	5,000,000	5,000,000
Prepaid distribution fees	1,846,529	1,892,806
Other intangible asset	125,000	125,000
Popcornflix film rights and other assets	7,174,548	7,163,943
Film library, net	22,258,060	22,655,645
Due from affiliated companies	6,003,404	6,128,629
Programming costs, net	7,869,441	7,651,145
Other assets, net	275,954	298,133
Total assets	$61,293,620	$61,742,808
LIABILITIES AND STOCKHOLDERS' EQUITY
Senior secured notes payable under revolving line of credit to related party	$1,700,000	$1,500,000
Accounts payable and accrued expenses	1,272,923	1,002,536
Accrued programming costs	591,326	375,761
Film library acquisition obligation	185,600	663,400
Accrued participation costs	2,487,759	2,620,417
Other liabilities	148,110	144,533
Deferred tax liability, net	552,000	257,000
Deferred revenue	-	515,000
Total liabilities	6,937,718	7,078,647

Commitments and contingencies

Stockholders' equity
Preferred stock, $.0001 par value, 10,000,000 shares authorized;
none issued or outstanding	-	-
Class A common stock, $.0001 par value, 70,000,000 shares
authorized; 3,750,554 and 3,746,054 shares, issued and outstanding,
respectively	375	374
Class B common stock, $.0001 par value, 20,000,000 shares
authorized; 7,859,438 and 7,863,938 shares issued and outstanding,
respectively	786	786
Additional paid-in capital	32,578,694	32,324,500
Retained earnings	21,776,047	22,338,501
Total stockholders' equity	54,355,902	54,664,161
Total liabilities and stockholders' equity	$61,293,620	$61,742,808

See accompanying notes to unaudited condensed consolidated financial statements.